COMPUTATIONAL MATERIALS FOR RAMP SERIES 2003-RS2 TRUST
Deutsche Bank [GRAPHIC OMITTED]
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                      SUPPLEMENTAL COMPUTATIONAL MATERIALS


                          $1,200,000,000 (APPROXIMATE)

                           RAMP SERIES 2003-RS2 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-RS2



                                 MARCH 11, 2003




EXPECTED TIMING:      Pricing Date:       On or about March [14], 2003
                      Settlement Date:    On or about March [28], 2003
                      First Payment       April 25, 2003
                      Date:


STRUCTURE:            Group I:            $600.0 million SURETY structure
                      Group II:           $600.0 million SURETY structure
                      Rating Agencies:    Moody's and Standard & Poor's


THIS STRUCTURAL TERM SHEET, COLLATERAL TERM SHEET, OR COMPUTATIONAL MATERIALS, AS APPROPRIATE (THE "MATERIAL"), WAS PREPARED SOLELY BY THE UNDERWRITER(S), IS PRIVILEGED AND CONFIDENTIAL, IS INTENDED FOR USE BY THE ADDRESSEE ONLY, AND MAY NOT BE PROVIDED TO ANY THIRD PARTY OTHER THAN THE ADDRESSEE'S LEGAL, TAX, FINANCIAL AND/OR ACCOUNTING ADVISORS FOR THE PURPOSES OF EVALUATING SUCH INFORMATION. PROSPECTIVE INVESTORS ARE ADVISED TO READ CAREFULLY, AND SHOULD RELY SOLELY ON, THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL PROSPECTUS") RELATED TO THE SECURITIES (THE "SECURITIES") IN MAKING THEIR INVESTMENT DECISIONS. THIS MATERIAL DOES NOT INCLUDE ALL RELEVANT INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE RISK AND SPECIAL CONSIDERATIONS ASSOCIATED WITH AN INVESTMENT IN THE SECURITIES. ALL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND IT IS ANTICIPATED THAT SUCH INFORMATION WILL CHANGE. ANY INFORMATION CONTAINED HEREIN WILL BE MORE FULLY DESCRIBED IN, AND WILL BE FULLY SUPERSEDED BY THE PRELIMINARY PROSPECTUS SUPPLEMENT, IF APPLICABLE, AND THE FINAL PROSPECTUS. ALTHOUGH THE INFORMATION CONTAINED IN THE MATERIAL IS BASED ON SOURCES THE UNDERWRITER(S) BELIEVE(S) TO BE RELIABLE, THE UNDERWRITER(S) MAKE(S) NO REPRESENTATION OR WARRANTY THAT SUCH INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS PROJECTIONS, FORECASTS, PREDICTIONS, OR OPINIONS WITH RESPECT TO VALUE. PRIOR TO MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHALL RECEIVE AND FULLY REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THE UNDERWRITER(S) MAY HOLD LONG OR SHORT POSITIONS IN OR BUY AND SELL SECURITIES OR RELATED SECURITIES OR PERFORM FOR OR SOLICIT INVESTMENT BANKING SERVICES FROM, ANY COMPANY MENTIONED HEREIN.

The analysis in this report is based on information provided by Residential Funding Corporation ("the Seller"). Neither the Issuer, Deutsche Bank Securities Inc. ("DBSI"), or any of their affiliates makes representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



   BOND: A3   PMT DATE       BALANCE     INTEREST      PRINCIPAL    COUPON     TOTAL CASH
                                     12,309,535.18126,400,000.00           138,709,535.18
          0            126,400,000.00
          1  4/25/2003 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
          2  5/25/2003 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
          3  6/25/2003 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
          4  7/25/2003 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
          5  8/25/2003 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
          6  9/25/2003 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
          7 10/25/2003 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
          8 11/25/2003 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
          9 12/25/2003 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         10  1/25/2004 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         11  2/25/2004 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         12  3/25/2004 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         13  4/25/2004 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         14  5/25/2004 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         15  6/25/2004 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         16  7/25/2004 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         17  8/25/2004 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         18  9/25/2004 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         19 10/25/2004 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         20 11/25/2004 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         21 12/25/2004 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         22  1/25/2005 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         23  2/25/2005 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         24  3/25/2005 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         25  4/25/2005 126,400,000.00  340,964.00           0.00    3.2370     340,964.00
         26  5/25/2005 126,193,901.84  340,964.00     206,098.16    3.2370     547,062.16
         27  6/25/2005 118,331,799.96  340,408.05   7,862,101.87    3.2370   8,202,509.92
         28  7/25/2005 110,644,600.13  319,200.03   7,687,199.84    3.2370   8,006,399.87
         29  8/25/2005 103,128,449.10  298,463.81   7,516,151.02    3.2370   7,814,614.83
         30  9/25/2005 95,779,578.01   278,188.99   7,348,871.09    3.2370   7,627,060.08
         31 10/25/2005 88,594,300.45   258,365.41   7,185,277.56    3.2370   7,443,642.97
         32 11/25/2005 81,569,010.72   238,983.13   7,025,289.73    3.2370   7,264,272.86
         33 12/25/2005 74,860,172.95   220,032.41   6,708,837.77    3.2370   6,928,870.18
         34  1/25/2006 68,480,146.65   201,935.32   6,380,026.30    3.2370   6,581,961.62
         35  2/25/2006 62,242,275.96   184,725.20   6,237,870.69    3.2370   6,422,595.88
         36  3/25/2006 56,143,425.77   167,898.54   6,098,850.20    3.2370   6,266,748.74
         37  4/25/2006 50,792,123.96   151,446.89   5,351,301.80    3.2370   5,502,748.70
         38  5/25/2006 45,567,762.41   137,011.75   5,224,361.55    3.2370   5,361,373.30
         39  6/25/2006 40,467,466.23   122,919.04   5,100,296.18    3.2370   5,223,215.22
         40  7/25/2006 35,488,424.21   109,160.99   4,979,042.02    3.2370   5,088,203.01
         41  8/25/2006 30,627,887.46    95,730.02   4,860,536.75    3.2370   4,956,266.77
         42  9/25/2006 25,883,168.03    82,618.73   4,744,719.43    3.2370   4,827,338.16
         43 10/25/2006 21,251,637.57    69,819.85   4,631,530.46    3.2370   4,701,350.31
         44 11/25/2006 16,730,726.02    57,326.29   4,520,911.55    3.2370   4,578,237.84
         45 12/25/2006 12,317,920.35    45,131.13   4,412,805.67    3.2370   4,457,936.80
         46  1/25/2007  8,010,763.29    33,227.59   4,307,157.05    3.2370   4,340,384.64
         47  2/25/2007  3,806,852.13    21,609.03   4,203,911.16    3.2370   4,225,520.19
         48  3/25/2007          0.00    10,268.98   3,806,852.13    3.2370   3,817,121.12


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